First Investors Long Short Fund		Ticker Symbols
Summary Prospectus	December 1, 2016	Class A: FRLBX
Advisor Class: FRLDX
Institutional Class: FRLIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/prospectuses.  You can also get this information at no cost by calling 1(800)423-4026 or by e-mailing investorservices@foresters.com.  The Fund’s prospectus and SAI, dated December 1, 2016, as each may be amended or supplemented, are incorporated herein by reference.

Investment Objective:  Capital appreciation.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available for Class A shares” on page 21 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	1.40%	1.40%	1.40%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]
Dividend Expenses on Securities Sold Short	1.13%	1.13%	1.13%
Borrowing Expenses on Securities Sold Short	0.73%	0.73%	0.73%
Remainder of Other Expenses	0.38%	0.35%	0.22%
Total Other Expenses	2.24%	2.21%	2.08%
Total Annual Fund Operating Expenses	3.89%	3.61%	3.48%
Fee Limitation and/or Expense Reimbursement[3]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	3.81%	3.53%	3.40%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. Expenses are based on estimated expenses expected to be incurred for the current fiscal year.
3. The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least January 31, 2018, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, expenses related to short sales including dividend and borrowing expenses, and extraordinary expenses, such as litigation expenses, if any) exceed 1.95% for Class A, 1.67% for Advisor

Class and 1.54% for Institutional Class shares.  The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2018, only with the approval of the Fund’s Board of Trustees.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through January 31, 2018).  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years
Class A shares	$936	$1,685
Advisor Class shares	$356	$1,097
Institutional Class shares	$343	$1,059

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund had not commenced operations prior to the date of this prospectus.
Principal Investment Strategies:  The Fund utilizes a long/short investment strategy through investments in equity securities, primarily common stocks of U.S. issuers.  The Fund defines U.S. issuers to include issuers domiciled in the U.S. or issuers whose securities are traded on a U.S. exchange.  To a lesser extent, the Fund also may invest in equity securities of foreign issuers, primarily American Depositary Receipts (“ADRs”).  The Fund may invest in companies of any market capitalization and also may invest in initial public offerings (“IPOs”).  At certain times, based on the currently existing market environment, Lazard Asset Management LLC, the Fund’s subadviser (“Lazard”), may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Fund’s portfolio to invest substantially in money market instruments, such as short-term U.S. Treasury securities and certificates of deposit.  The Fund may not pursue or achieve its investment objective at such times.  The Fund may engage in short-term trading which may result in high portfolio turnover.
Lazard’s approach in managing the Fund is based on its bottom-up relative-value philosophy. Under normal circumstances, the subadviser seeks to take long positions by investing in equity securities of companies it believes have strong and/or improving financial productivity that have attractive valuations.  Lazard seeks to complement these long positions with short positions in companies viewed by the subadviser to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or as a sector or market hedge.  A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price and profiting from the price decline.  The use of short sales may result in leverage.  The Fund may use short positions to seek to increase returns or to reduce risk. The total gross exposure of the Fund will typically range from 0% to 200% of the Fund’s net asset value (“NAV”) and the net exposure of the Fund will typically range from -25% (net short exposure) to 100% (net long exposure) of its NAV.  As an example, if the Fund’s gross long exposure is 100% of its NAV and its gross short exposure is 75% of its NAV, the Fund would have a net long exposure of 25% of NAV.
The Fund is non-diversified.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  The Fund is intended for investors who:
■ Are seeking capital appreciation,
■ Are willing to accept a moderate degree of investment risk, and
■ Have a long-term investment horizon and are able to ride out market cycles.
Here are the principal risks of investing in the Fund:
American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, governmental regulations, and the potential for political and economic instability.
Counterparty Credit Risk.  The Fund’s short strategy depends on counterparties from which the Fund borrows securities.  The Fund must post collateral when borrowing securities and the Fund is subject to the risk of default by a counterparty, which could result in a loss of collateral and money owed to the Fund.
Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.
High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and have a negative impact on its performance.
IPO Shares Risk.  The prices of securities purchased in IPOs can be very volatile and are especially subject to the risk of decline.
Leverage Risk.  Engaging in short sales may cause leverage which may magnify the Fund’s gains or losses.
Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions. Since the Fund will typically hold both long and short positions, the Fund will suffer both when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.
Non-Diversification Risk.  The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.
Short Position Risk.  Short positions may involve substantial risks. If a short position appreciates in value during the period of the Fund’s investment, there will be a loss to the Fund that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased long is limited to the amount paid for the security plus the transaction costs.  However, the Fund’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this prospectus.  When available, performance for the Fund can be accessed by visiting www.foresters.com or by calling 1 (800) 423-4026.  The performance information will provide some indication of the risks of investing in the Fund.  The information will also show changes in the Fund’s performance from year to year and show how the Fund’s returns compare to those of a broad measure of market performance.  Past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Lazard Asset Management LLC (“Lazard”) serves as subadviser to the Fund.
Portfolio Manager:  Dmitri Batsev and Jerry Liu, CFA, each a Managing Director of Lazard, have served as the Fund’s portfolio managers since the Fund’s inception in 2016.
Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026.  The minimum initial purchase for Class A shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend the Fund or First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s Statement of Additional Information or visit Foresters Financial’s or your financial intermediary’s website.

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